SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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AMERICAN ECOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN ECOLOGY CORPORATION 300 E. Mallard, Suite 300 Boise, Idaho 83706 208-331-8400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. Central Standard Time on Thursday, May 25, 2006

PLACE	The Chicago Club The Black and Buckingham Rooms 81 East Van Buren Street Chicago, IL 60605

PROPOSALS	(1) To elect seven directors of the Board of Directors to serve a one year term.
(2) To ratify the selection of Moss Adams LLP as the Company's independent auditors for the Company's fiscal year ending December 31, 2006.
(3) To approve the new 2006 Restricted Stock Plan, for employees, as described herein.
(4) To transact other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE
You are entitled to vote if you were a stockholder at the close of business on March 31, 2006. A list of shareholders will be available for inspection for a period of 10 days prior to the meeting at the Company's principal office in Boise, Idaho identified above and will also be available for inspection at the annual meeting of stockholders.

VOTING BY PROXY
Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

Edward F. Heil
Chairman of the Board of Directors
Boise, Idaho
March 31, 2006

All Stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting and revoke your proxy.

PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

AMERICAN ECOLOGY CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2006

PROXY STATEMENT

This Proxy Statement relates to the Annual Meeting of Stockholders of American Ecology Corporation, (the "Company"), a Delaware corporation, to be held on May 25, 2006, at 10:00 a.m., at the Chicago Club in the Black and Buckingham Rooms, 81 East Van Buren Street, Chicago, Illinois 60605, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about April 10, 2006. THESE MATERIALS ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.01 PER SHARE ("COMMON STOCK"), FOR USE AT THE MEETING.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote their shares in person may also revoke their proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2005 is being furnished with this Proxy Statement to stockholders of record as of March 31, 2006. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company fixed March 31, 2006 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 18,026,270 shares of common stock issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders, except that in electing directors, each stockholder is entitled to cumulate his or her votes and give any one candidate an aggregate number of votes equal to the number of directors to be elected (seven) multiplied by the number of his or her shares, or to distribute such aggregate number of votes among as many candidates as he or she chooses. For a stockholder to exercise cumulative voting rights, the stockholder must give notice of his or her intention to cumulatively vote prior to the Meeting, or at the Meeting in person, prior to voting. If any stockholder has given such notice, all stockholders may cumulatively vote. The holders of proxies will have authority to cumulatively vote and allocate such votes in their discretion to one or more of the director nominees. The holders of the proxies solicited hereby do not, at this time, intend to cumulatively vote the shares they represent, unless a stockholder indicates his intent to do so, in which instance the proxy holders intend to cumulatively vote all the shares they hold by proxy in favor of the director nominees identified herein.

The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the Meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Directors.

At the Meeting, the seven nominees receiving the greatest number of votes cast will be elected directors provided that each nominee receives a majority of the votes cast. Directors so elected will hold office until the next Annual Meeting of Stockholders or until the election and qualification of their respective successor. It is the intention of the persons, Stephen A. Romano, and Michael J. Gilberg, named in the proxy to vote the proxies that are not marked to the contrary for the election of the nominees named below as directors. If any such nominee refuses or is unable to serve as a director, the above named proxies may in their discretion vote for any or all other persons who may be nominated.

Current Director Rotchford L. Barker is not standing for re-election to the Board of Directors.

Director nominees standing for election to serve until the Annual Meeting in 2007 are:

Name	Age	Position With Company	Residence	Director Since

Roy C. Eliff	70	Independent Director	Houston, TX	2002
Edward F. Heil	61	Independent Director	Miami Beach, FL	1994
Kenneth C. Leung	61	Director	Brooklyn, NY	2005
Richard Riazzi	51	Independent Director	Boise, ID	2004
Stephen A. Romano	51	Chief Executive Officer and Director	Boise, ID	2002
Jimmy D. Ross	69	Independent Director	Alexandria, VA	2004
Richard T. Swope	63	Independent Director	Washington, D.C.	2005

Roy C. Eliff

Mr. Eliff joined the Board of Directors in 2002. Mr. Eliff is a consultant to solid waste and environmental companies in the area of acquisitions and mergers. Mr. Eliff has served as an officer, director, or Chief Financial Officer of publicly held companies, including 20 years as Vice President of Corporate Development/Acquisition for Browning Ferris Industries.

Edward F. Heil

Mr. Heil joined the Board of Directors in 1994. Mr. Heil is a land developer and private investor, and has owned and operated one of the largest solid waste landfills in the midwestern United States. Mr. Heil has more than 40 years experience in the construction and waste service industries.

Kenneth C. Leung

Mr. Leung joined the Board of Directors in 2005. He also serves on the boards of Acro Grow International and SystemOne Technologies. Mr. Leung is a Managing Director of investment banking at Sanders Morris Harris and Chief Investment Officer of the Environmental Opportunities Fund, Ltd. Mr. Leung is also the Editor of Environmental Review. Mr. Leung was previously associated with Smith Barney for 17 years, and before that F. Eberstadt & Company, Chemical Bank and Chase Manhattan Bank.

Richard Riazzi

Mr. Riazzi joined the Board of Directors in 2004. Mr. Riazzi was formerly an Executive Vice President for Idacorp, a public energy services holding company that owns Idaho Power Company.

Stephen A. Romano

Mr. Romano joined the Board of Directors in 2002. He was appointed President and Chief Operating Officer in October 2001 and Chief Executive Officer in March 2002. He has served with the Company for more than 16 years in various positions. Previously, Mr Romano held positions with the U.S. Nuclear Regulatory Commission, the Wisconsin Department of Natural Resources and EG&G Idaho.

Jimmy D. Ross

General Jimmy Ross (ret.) joined the Board of Directors in 2004. General Ross was a U.S. Army military officer for 36 years and retired as a four-star General in 1994. His last active duty assignment was Commander of the Army Materiel Command. Following his military retirement, General Ross served as chief operating officer of the American Red Cross. General Ross is past President/COO of and now consults to Cypress International in Alexandria, VA and serves on the Board of VSE Corporation.

Richard T. Swope

General Richard Swope (ret.) joined the Board of Directors in 2005. General Swope was a U.S. Air Force Officer for 34 years and retired as a three-star General in 1998. His last active duty assignment was Inspector General of the Air Force.

Meetings of the Board of Directors and Committees.

During the year ended December 31, 2005, the Board of Directors held six meetings. Each of the directors attended at least 75% of the meetings of the Board and the Committees on which they served during the period for which they were a Board or Committee member. While encouraged, Director attendance at the Annual Meeting is not required. All Directors attended the 2005 Annual Meeting.

The standing Committees of the Board of Directors are the Corporate Governance, Audit, Dividend Policy and Compensation Committees.

Current members of the Corporate Governance Committee are Messrs. Barker, Heil, Ross and Swope. Mr. Ross is chairman. The Corporate Governance Committee fulfills the requirements of a nominating committee and searches for and recommends qualified and experienced individuals to fill vacancies and any new director seats if the board is expanded, along with its duty to ensure good corporate governance. The Corporate Governance Committee met twice in 2005, and met once in 2006 to nominate the seven directors standing for election at the May 25, 2006 annual shareholders meeting. The Board of Directors unanimously approved the seven nominees standing for election in 2006.

Current members of the Audit Committee are Messrs. Eliff, Riazzi and Swope. Mr. Eliff is chairman. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews and approves the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Committee meets at least quarterly to review financial results, discuss financial statements and make recommendations to the Board. It also reviews independent auditor recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met eleven times in 2005 and once in 2006.

Current members of the Compensation Committee are Messrs. Heil, Leung, Riazzi, and Ross. Mr. Leung is chairman. The Compensation Committee makes recommendations concerning employee salaries and incentive compensation, administers and approves stock option grants under the 1992 Employee stock option plan, addresses executive compensation and contract matters, and performs other Board delegated functions. The Compensation Committee met six times in 2005 and once in 2006.

Current members of the Dividend Policy Committee are Messrs. Eliff, Riazzi and Swope. Mr. Riazzi is chairman. The Committee works with management on development of recommended dividend policy and dividend payments. The Dividend Policy Committee met twice in 2005 and once in 2006.

Compensation Committee Interlocks and Insider Participation.

During 2005, no member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries or had any other relationship requiring disclosure by the Company under Item 402 or 404 of Securities and Exchange Commission regulations. During 2005, no executive officer of the Company served as:

•
a member of the Compensation Committee (or other board committee performing equivalent functions) of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company,

•	a director of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company, or
•	a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

Directors' Compensation.

Under the present shareholder-approved plan, Directors who are not employees of the Company or its subsidiaries receive an annual fee of $16,000 payable quarterly. Upon appointment, the Chairman of the Board is entitled to receive an additional fee of $20,000. The current chairman waived this fee. Committee chairmen are entitled to receive an additional fee of $4,000. Directors also receive $1,000 for each meeting attended in person and $750 for each telephonic meeting attended. Directors who are employees of the Company receive no additional compensation for their service as directors. Mr. Romano is the only such director. All directors are reimbursed for their reasonable travel and other expenses involved in attending Board and committee meetings.

Each non-employee director is also granted restricted stock worth $25,000 at the time of his or her election to the Board. The restricted stock vests to each director at the next annual meeting unless they cease to be a director prior to the next annual meeting, or do not attend at least 75% of the regularly scheduled meetings of the Board between the award and vesting date. The following table shows compensation paid to each Non-Employee Director for the three years ending December 31, 2005:

Name and Principal Position	Year	Director Fees	Restricted Stock Shares	Options
Roy C. Eliff	2005	$39,500	2,100	-0-
	2004	$20,462	-0-	10,000
	2003	$16,000	-0-	10,000

Edward F. Heil	2005	$24,650	2,100	-0-
	2004	$16,000	-0-	10,000
	2003	$16,000	-0-	10,000

Kenneth C. Leung	2005	$29,473	2,100	7,500

Richard Riazzi	2005	$31,900	2,100	-0-
	2004	$956	-0-	7,500

Jimmy D. Ross	2005	$34,500	2,100	-0-
	2004	$11,284	-0-	7,500

Richard T. Swope	2005	$18,250	2,100	-0-

All Former Directors not standing for	2005	$34,700	2,100	-0-
election	2004	$54,178	-0-	30,000
	2003	$61,888	-0-	35,000

Total for all Directors	2005	$212,973	14,700	7,500
	2004	$102,879	-0-	65,000
	2003	$93,888	-0-	55,000

Officers.

Name and Principal Position	Age	City/State	Officer
Stephen A. Romano President, Chief Executive Officer Chief Operating Officer	51	Boise, Idaho	1998
Michael J. Gilberg Vice President, Controller, Chief Accounting Officer, Treasurer and Secretary	37	Boise, Idaho	2002
Steven D. Welling Vice President, Sales and Marketing	47	El Dorado Hills, California	2003
John M. Cooper Vice President and Chief Information Officer	51	Boise, Idaho	2003
Simon G. Bell Vice President of Hazardous Waste Operations	36	Boise, Idaho	2005
Wayne R. Ipsen Assistant Secretary	36	Boise, Idaho	2006

Stephen A. Romano was appointed President and Chief Operating Officer in October 2001 and Chief Executive Officer in March 2002. Mr. Romano joined the Board of Directors in 2002 and has served with the Company for more than 16 years in various positions. Previously, Mr Romano held positions with the U.S. Nuclear Regulatory Commission, the Wisconsin Department of Natural Resources, and EG&G Idaho. Mr Romano holds a BA from the University of Massachusetts-Amherst and an MS from the University of Wisconsin-Madison.

Michael J. Gilberg, CPA, joined the Company in 2002 as Vice President and Controller and was appointed Chief Accounting Officer, Treasurer and Secretary in March 2006. From 1997 until joining the Company, Mr. Gilberg was Vice President and Controller for T.J.T. Inc., a publicly-traded manufacturing company in Emmett, Idaho. Prior to joining T.J.T., he was employed at Deloitte & Touche in Boise, Idaho. Mr. Gilberg holds a BS from the University of Montana.

Steven D. Welling joined the Company in February 2001 as part of the Envirosafe Services of Idaho (now US Ecology Idaho) acquisition. He previously served as National Accounts Manager for Envirosource Technologies and Western Sales Manager for Envirosafe Services of Idaho. He previously managed new market development and sales for a national bulk chemical transportation company. Mr. Welling holds a BS from California State University-Stanislaus.

John M. Cooper joined the Company in July 2002 and is Vice President and Chief Information Officer. Previously, he served as Vice President, Information Systems for BMC West Corporation, and was Director of Business Development for the High Tech Industry at Oracle Corporation. Mr. Cooper brings more than 20 years of computer industry experience to the Company and is responsible for all information technology and telecommunications.  He holds a BS in Physics from Utah State University.

Simon G. Bell was appointed Vice President of Hazardous Waste Operations in 2005 and is responsible for the company's Nevada, Texas, and Idaho facilities. Previously the Idaho facility General Manager and Environmental Manager, Mr. Bell has more than 15 years of industry experience including service as general manager of a competitor waste disposal facility in Colorado and mining operations experience in Idaho, Nevada and South Dakota. Bell holds a BS in Geology from Colorado State University.

Wayne R. Ipsen, CPA, was appointed Assistant Secretary in March 2006. From 2001 until joining the Company in 2003, Mr. Ipsen was an associate attorney at the law firm of Elam & Burke in Boise, Idaho. Prior to that, he was an accountant with PricewaterhouseCoopers in Seattle, Washington. Mr. Ipsen holds BS and MAcc degrees from Brigham Young University and a JD from the University of Idaho.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock, and changes in such ownership, be filed with the Securities and Exchange Commission by Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts for which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely on review of Section 16 reports furnished to the Company and written statements confirming that no other reports were required, to the Company's knowledge all Section 16 reports applicable to known reporting persons were timely filed throughout the year except for the following:

Director or Officer	Form Filed	Filing Date	Required Date

Kenneth C. Leung, Director	Form 3	March 1, 2005	February 28, 2005
Richard T. Swope, Director	Form 3	May 31, 2005	May 27, 2005
Kenneth C. Leung, Director	Form 4	March 27, 2006	November 10, 2005
Simon G. Bell, Officer	Form 3	December 15, 2005	December 5, 2005

Corporate Governance Responsibility.

The Board of Directors is ultimately responsible for the Company's corporate governance. Good corporate governance ensures that the Company complies with federal securities laws and regulations, including those promulgated under the Sarbanes-Oxley Act of 2002. Since 2002, the Company has adopted a new Audit Committee Charter, adopted a Nominating Committee Charter and merged the Nominating Committee into the newly formed Nominating and Corporate Governance Committee which was subsequently renamed the Corporate Governance Committee, and has adopted additional policies and procedures to further ensure good corporate governance. On February 24, 2005 the Board of Directors adopted a new charter for the Corporate Governance Committee.

The Board of Directors has adopted a Code of Ethics for the Chief Executive and Senior Financial Officers as well as a Code of Ethics for Directors ("Codes of Ethics") which are posted on the Company's website at www.americanecology.com. There have been no waivers or changes to the Codes of Ethics. Any future waivers or changes would be disclosed on this website.

Executive Compensation.

The following table shows, for each of the three years ended, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated management employees at December 31, 2005 and the prior two years in all capacities.

Summary Compensation Table	Annual Compensation [1]			Long-Term Compensation		All Other
Name and Principal Position	Year	Salary	Bonus	Grant	Options	Compensation[2]
Stephen A. Romano	2005	$230,000	$494,505	-0-	-0-	$6,930
President, Chief Executive,	2004	$228,269	-0-	-0-	-0-	$6,765
and Chief Operating Officer	2003	$204,278	$66,825	-0-	370,110	$5,693

James R. Baumgardner	2005	$178,190	$197,802	-0-	-0-	$6,930
Former Senior Vice President and	2004	$177,831	$5,000	-0-	-0-	$6,033
Chief Financial Officer	2003	$172,785	$37,125	-0-	148,043	$5,761

Michael J. Gilberg	2005	$108,190	$123,626	-0-	-0-	$6,930
Vice President and Controller	2004	$107,946	$3,000	-0-	-0-	$3,661
Chief Accounting Officer	2003	$104,876	$14,850	-0-	92,528	$3,806
Treasurer, and Secretary

Steven D. Welling	2005	$176,022	$128,606	-0-	-0-	$6,930
Vice President of Sales and	2004	$124,538	$155,619	-0-	-0-	$4,096
Marketing	2003	$110,001	$154,939	-0-	-0-	$4,096

John M. Cooper	2005	$116,497	-0-			$3,700
Vice President and Chief	2004	$106,966	$12,500	-0-	-0-	$3,942
Information Officer	2003	$103,811	$19,380	-0-	-0-	$3,834
___________________
[1]	Includes dollar value base salary earned by the named executive officer during the fiscal year ending December 31, 2005 as permitted by rules established by the SEC.

[2]	Includes the amount of the Company’s matching contribution under its 401(k) Savings Plan.

The Company, on a discretionary basis, may grant options to its executive officers under the 1992 amended and restated employee stock option plan. As of December 31, 2005, options to purchase 415,120 shares were outstanding with 188,976 shares remaining available for grant. No stock options were granted to executive officers or any other employees during 2004 or 2005.

The following table provides information concerning executive officers' stock options exercised in 2005 and those remaining outstanding at the end of 2005.

Aggregated Option Exercises in 2005 and Year-End Values

	Shares Acquired on	Value	Number of Shares Underlying Unexercised Options		Value of Unexercised In-the Money Options [3] at FYE
Name	Exercise	Realized	Exercisable	Unexercisable[4]	Exercisable	Unexercisable
Stephen A. Romano	98,901	$1,305,493	178,682	67,802	$1,647,713	$643,441
James R. Baumgardner	13,187	$126,859	71,472	37,011	$659,080	$558,747
Michael J. Gilberg	44,000	$293,000	9,396	23,132	$78,742	$231,514

The following table summarizes the number of common shares issuable under equity compensation plans as of December 31, 2005:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	567,320	4.84	374,276
Equity compensation plans not approved by security holders	--	--	--
Total	567,320	4.81	374,276

The above table includes options issued or options and restricted stock available for issuance under the 1992 Employee Stock Option Plan, the 1992 Director Stock Option Plan which has been terminated except for options outstanding, and the 2005 Non-Employee Directors Compensation Plan.

Compensation Committee Report.
___________________
[3]
A stock option is considered to be “in-the-money” if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company’s common stock was $14.43 per share on the NASDAQ National Market at the close of business on December 30, 2005.

[4]	All unexercisable stock options shown became exercisable by the persons named on February 11, 2006.

The Compensation Committee of the Board of Directors is composed of outside directors and is responsible for developing and making executive compensation recommendations to the Board. The Committee also reviews and approves the Company's compensation and benefit plans and administers the 1992 Employee Stock Option Plan. The following report describes the basis on which the Compensation Committee made its 2005 recommendations and determinations.

The Board of Directors believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

1.	Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.
2.	Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.
3.	Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions.
4.	Short and long term executive compensation are critical factors in attracting and retaining well-qualified executives.

Currently the Company has an executive compensation program based on three components: base salary, bonus payments tied to the Company's annual financial performance, and a stock option program. The Compensation Committee regularly reviews the various components of the compensation program to ensure that they are consistent with the Company's objectives. Based on this process, the Committee recommended and the Board of Directors approved proposal of the 2006 Restricted Stock Plan for employees for approval at the 2006 annual shareholders meeting.

Base Salary - In determining the appropriate base salaries of its executive officers, the Compensation Committee generally considers the level of executive compensation in comparator companies in the environmental industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of its individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer. Base salaries for 2005 were established by the Committee at levels believed to be competitive with amounts paid to executives of companies in the environmental industry with comparable qualifications, experience, responsibilities, and performance.

On January 29, 2004 the Company's Board of Directors increased Mr. Romano's annual base salary from 205,000 to $230,000. Effective January 1, 2004 the Company's Board of Directors increased Mr. Gilberg's annual base salary from $105,000 to $108,000. No base salary adjustments have been made for Messrs. Romano or Gilberg since January 2004.

The Committee previously approved employment contracts for Mr. Romano providing for a minimum annual base salary of $205,000 and Mr. Gilberg providing for a minimum annual base salary of $105,000 with both of these contracts being automatically renewed for one year on October 31 of each year 5. The Committee is evaluating employment contract policy after 2006.

___________________
[5]	The contracts will automatically renew for an additional year unless written notice is given by either the employee or the Company prior to October 31, 2006.

Annual Incentives - Effective January 1, 2003, the Committee recommended and the Board approved the 2002 Management Incentive Plan providing executive incentive compensation for performance through 2006. Based on the Company's financial performance in 2004 and 2005, the following annual cash bonuses were awarded to executives in 2005 and 2006 based on final audited financial results for the prior year:

Executive	Bonus Payment
Stephen A. Romano	$494,505
James R. Baumgardner	$197,802
Michael J. Gilberg	$123,626

Effective January 1, 2006, the Committee recommended and the Board approved the 2006 Management Incentive Bonus Plan covering performance for specified Company officers and other senior managers not included in the above noted 2002 Management Incentive Plan. The following bonus payments were awarded in 2006 to officers based on 2005 financial performance:

Officer	Bonus Payment
John M. Cooper	$52,650
Simon G. Bell	$56,250

The Committee is developing recommendations for a single annual incentive program for eligible officers and other senior managers to reward achievement of financial performance targets after 2006. Implementation of such a program will require review and approval by the Board of Directors.

Long-Term Incentives - The 1992 Employee Stock Option Plan ("Stock Option Plan") is a long-term incentive program for executive officers and other key employees. The objectives of the Stock Option Plan are to align management compensation and shareholder return, and enable management to develop and maintain a significant, long-term stock ownership position in the Company's common stock. Option grants are also intended to retain and motivate employees to improve long-term Company performance.

Stock options are generally granted at or greater than market value on the grant date, and will only have value if the Company's stock price increases above the grant price. In 2003, the Board of Directors approved the grant of 758,724 options to certain executives and key employees. 152,670 of these options vested in 2005 and all 758,724 options granted were vested as of February 11, 2006.

During 2005, the Compensation Committee conducted a review of the Stock Option Plan along with alternative long-term incentives. The Committee concluded that a restricted stock plan would benefit the Company and its shareholders. In January 2006, the Committee recommended and the Board of Directors adopted the American Ecology Corporation 2006 Restricted Stock Plan for employees ("Restricted Stock Plan"), subject to stockholder approval (see Proposal No. 3 below).

Grants of restricted stock to specific individuals are not included in the proposed Restricted Stock Plan pending stockholder approval and potential subsequent evaluation of specific grants by the Board of Directors. Accordingly, benefits available to any one employee, or group of employees, are not yet determinable. While the existing 1992 Employee Stock Option Plan will remain in effect, the Committee has no current plans to evaluate or recommend additional grants thereunder.

This report is respectfully submitted by the Compensation Committee of the Board of Directors:

Kenneth C. Leung, Committee Chairman
Edward F. Heil
Richard Riazzi
Jimmy D. Ross

Audit Committee Report

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has also discussed with Moss Adams, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61. These include, among other items, matters related to the audit of the Company's financial statements.

The Audit Committee has received written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 relating to the auditor's independence from the Company and its related entities, and has discussed with the auditors the auditor's independence from the Company. The Audit Committee has considered whether the provision of services by the auditors, other than audit services and review of Forms 10-Q, is compatible with maintaining auditor independence.

Based on review and discussion of the Company's audited financial statements with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

While the Audit Committee has provided board-level oversight, advice and direction, management is responsible for the financial statements and internal controls. Also, it is the responsibility of the independent auditor, not the Audit Committee, to conduct the audit and opine on the conformity of the financial statements with accounting principles generally accepted in the United States.

The Board of Directors has determined that Mr. Eliff qualifies as a "Financial Expert".

This report is respectfully submitted by the Audit Committee of the Board of Directors:

Roy C. Eliff, Audit Committee Chairman
Richard Riazzi
Richard T. Swope

Audit Committee Charter

The written charter for the Audit Committee is attached as exhibit B and is also available on the Company's website at www.americanecology.com.

Audit Committee Independence

The Board of Directors has determined that Messrs. Eliff, Riazzi and Swope all meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.

Consistent with these requirements, on March 29, 2006, Mr. Leung resigned from the Audit Committee following Board action authorizing management to enter into an agreement for financial advisory services with Sanders Morris Harris, Inc., for which Mr. Leung is a Managing Director. Following Mr. Leung's resignation, the Board of Directors appointed Richard Swope to the Audit Committee.

Corporate Governance Committee Report

The Corporate Governance Committee recommended the seven Directors who have consented to stand for election to the Board of Directors. During the nominating process, the Committee received input from multiple sources and evaluated a variety of subjective criteria prior to recommending nominees to the Board of Directors. Shareholders may submit recommendations to the Committee by writing to corporatesecretary@americanecology.com. Shareholder recommendations should be submitted by December 12, 2006 for consideration by the Committee for the 2007 Annual Meeting.

During 2005, Mr. Leung was recommended for nomination to the Board by Mr. Heil.

During 2005, General Swope was recommended for nomination to the Board by General Ross.

No fees were paid to any party in relation to the nominations of Mr. Leung or General Swope.

During 2005, the Company did not receive any nominee recommendations from shareholders owning more than 5% of the Company's common stock.

This report is submitted by the Corporate Governance Committee of the Company's Board of Directors:

Jimmy D. Ross, Corporate Governance Committee Chairman
Rotchford L. Barker
Edward F. Heil
Richard T. Swope

Corporate Governance Committee Charter

On February 24, 2005, the Board of Directors enacted a written charter for the Corporate Governance Committee which is available on the Company's website at www.americanecology.com.

Corporate Governance Committee Independence

The Board of Directors has determined that Messrs. Heil, Barker, Ross and Swope meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of March 31, 2006, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and (b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a) Beneficial Owners

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Edward F. Heil [6]	2,349,426	13.03
8052 Fisher Island Drive
Fisher Island, Florida 33109

DG Capital Management, Inc. [7]	1,630,495	9.05
101 Arch Street, Suite 650
Boston, Massachusetts 02110

(b) Directors and Executive Officers

Name Of Director	Shares Owned	Right to Acquire	Total	Percent Of Class
DIRECTORS
Roy C. Eliff	9,700	10,000	19,700	0.11
Edward F. Heil	2,349,426	-0-	2,349,426	13.03
Kenneth C. Leung	3,100	-0-	3,100	0.02
Richard Riazzi	2,100	7,500	9,600	0.05
Stephen A. Romano [8]	230,729	84,396	315,125	1.74
Jimmy D. Ross	2,709	7,500	10,209	0.06
Richard T. Swope	2,100	-0-	2,100	0.01

Name Of Officer	Shares Owned	Right to Acquire	Total	Percent Of Class
Executive Officers
Stephen A. Romano	230,729	84,396	315,125	1.74
Michael J. Gilberg [9]	60,000	16,528	76,528	0.42
Steven D. Welling	-0-	-0-	-0-	.00
John M. Cooper	-0-	-0-	-0-	.00
Simon G. Bell	-0-	-0-	-0-	.00
Wayne R. Ipsen	-0-	-0-	-0-	.00
All directors and executive officers as a group	2,659,864	125,924	2,785,788	14.65

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2005 the Company had no relationships or related transactions with its officers, directors or securities holders of more than five percent that would require disclosure under Securities and Exchange Commission Regulation S-K, Item 404.

On March 29, 2006 the Board authorized management to enter into an agreement with Sanders Morris Harris Inc., for which Director Kenneth C. Leung is a Managing Director. This agreement will provide for financial advisory services to be furnished to the Company for a $10,000 monthly retainer plus expenses. Based on this, Mr. Leung, is no longer considered an independent director.
___________________
[6]	Mr. Heil’s beneficial ownership includes 1,719,966 shares of common stock owned individually by Mr. Heil and 629,460 shares beneficially owned by Mr. Heil in his capacity as trustee of a trust.

[7]
Pursuant to a Schedule 13-G filing on February 14, 2006, DG Capital Management, Inc. reported they have the sole right to vote and dispose of 1,630,495 shares of the Company’s common stock, but disclaim beneficial ownership of the common stock.

[8]	Mr. Romano’s beneficial ownership includes 230,729 shares of common stock and 84,396 options currently exercisable.

[9]	Mr. Gilberg’s beneficial ownership includes 60,000 shares of common stock and 16,528 options currently exercisable.

POTENTIAL CONFLICTS OF INTEREST

The Board of Directors is not aware of any potential conflict of interest involving members of the Board of Directors or Management.

Stock Performance 10
The following graph compares the most recent five-year market-value performance of the Company's common stock to the NASDAQ Composite Index, and a waste industry peer group 11that the Company believes accurately reflects its competitors for fiscal 2005. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1999.

___________________
[10]
Notwithstanding filings by the Company with the SEC that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this performance graph shall not be incorporated by reference into such filings and shall not be deemed to be filed with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

[11]	The companies which make up the selected waste industry peer group are Clean Harbors, Inc.; Duratek, Inc.; Perma-Fix Environmental Services, Inc; and Waste Management Inc.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors has designated Moss Adams LLP as independent auditors for the Company's 2006 fiscal year. Moss Adams has examined the financial statements of the Company since its 2002 fiscal year. A representative of Moss Adams is expected to be present at the Annual Meeting and available to make a statement and/or respond to questions.

Stockholder ratification of the selection of Moss Adams as the Company's independent accountants is not required by the Company's Articles, Bylaws or otherwise. However, the Board is submitting the selection of Moss Adams to the stockholders for ratification as a matter of good corporate practice, and recommends that the stockholders vote for approval. If the stockholders fail to ratify the selection, the Board, in conjunction with the Audit Committee will reconsider whether or not to retain Moss Adams. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is requested to ratify the selection of Moss Adams. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 2 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

Auditor Fees

The aggregate fees billed by Moss Adams for professional services were as follows:

	2005	2004
Audit Fees	$297,176	$224,000
Audit-Related Fees (Audit of Employee Benefit Plan)	13,431	12,000
Tax Fees	--	--
All Other Fees	--	--
Total Fees	$310,607	$236,000

Moss Adams prepares an annual engagement letter that is submitted to the Audit Committee for approval. The engagement letter is a contract between the Company and Moss Adams that specifies the responsibilities of each party. It is signed on behalf of the Company by the Chairman of the Audit Committee and the Chief Financial or Accounting Officer. One of the responsibilities of the Company is payment to Moss Adams of a fixed amount for the annual audit and each quarterly review, as well as any other services agreed to in the engagement letter.

PROPOSAL NO. 3
DIRECTORS' PROPOSAL TO APPROVE THE AMERICAN ECOLOGY
CORPORATION 2006 RESTRICED STOCK PLAN

The Board of Directors believes that it is in the best interest of the Company and its shareholders to implement a plan that will provide a means to attract, retain, motivate and reward employees of the Company and its Subsidiaries, upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent. Accordingly, the Board of Directors adopted the American Ecology Corporation 2006 Restricted Stock Plan, for employees (the "Plan"), subject to stockholder approval.

Summary of the Plan

The principal features of the Plan are summarized below. The summary does not contain all information that may be important to you. The complete text of the Plan is set forth in Exhibit A to this Proxy Statement.

Plan Administration. The Plan will be administered by the Board of Directors. The plan administrator has the sole authority to, among other things (a) interpret and administer the Plan, (b) make rules and regulations relating to the administration of the Plan, and (c) make any other determinations that it deems necessary to administer the Plan.

Eligibility. Employees of the Company or a Subsidiary, including any director who is also an employee, are eligible to participate in the Plan.

Issuance and Restrictions. Shares of Restricted Stock granted under the Plan may be subject to restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter. Except to the extent restricted under an Award Agreement relating to Restricted Stock, an Employee granted Restricted Stock will have the rights of a stockholder. Awards may be granted either alone or in addition to, in tandem with, or in exchange or substitution for, other awards.

Method of Award. The Compensation Committee will make a recommendation to the Board and if accepted the Board will advise the Participant by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of shares of Restricted Stock that the Participant will be entitled to receive.

Shares Subject to the Plan. The Plan authorizes the issuance of up to 200,000 shares of common stock. If any shares that are subject to an award under the Plan are forfeited, those shares will again be available for grant under the Plan. Likewise, any shares that are tendered to the Company in payment of any withholding tax incurred in connection with any award under the Plan will be available for issuance. The shares issued under the Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

Adjustments. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Company's common stock, the plan administrator will make appropriate adjustments to the number (including the aggregate number of shares authorized under the Plan) and kind of shares to be issued under the Plan.

Effective Date, Term, Amendment and Termination. The Plan will become effective upon stockholder approval and will remain in effect until ten (10) years after such Date.

Other Provisions. The plan administrator may establish procedures providing for the delivery of shares of Company common stock in satisfaction of withholding tax obligations. During the period that shares of restricted stock are subject to forfeiture, an employee will be entitled to receive dividends or dividend equivalents with respect to the number of shares of common stock covered by the award.

Federal Income Tax Consequences. We believe that under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards of restricted stock under the Plan. Generally, the recipient of a non-vested award of restricted stock, who has not made an election otherwise under the Internal Revenue Code, will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. In the year that the recipient of a restricted stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Vote Required and Recommendation of Board of Directors

The affirmative vote of the majority of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required for approval of the Plan. Abstentions will be treated as being present and entitled to vote on the matter and, therefore, will have the effect of votes against the proposal. A broker "non-vote" is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved.

The Board of Directors recommends a vote FOR approval of the American Ecology Corporation 2006 Restricted Stock Plan.

STOCKHOLDER PROPOSALS AT THE NEXT
ANNUAL MEETING OF STOCKHOLDERS

The Company must receive stockholder proposals submitted for inclusion in the Company's proxy materials and for consideration at the annual meeting of stockholders in 2007 no later than December 12, 2006. Any such proposals are requested to be submitted to Michael J. Gilberg, Secretary of American Ecology Corporation, 300 E. Mallard, Suite 300, Boise, Idaho 83706 and should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

Other shareholder communications to the Board of Directors may be sent at any time to corporatesecretary@americanecology.com. Management intends to summarize shareholder communications for presentation to the Board of Directors at its next meeting; however, this is subject to change based upon the volume of communications.

OTHER MATTERS

The Management and Board of Directors of the Company know of no other matters that may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

A copy of the Company's Annual report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Investor Relations, 300 E. Mallard, Suite 300, Boise, Idaho 83706 or may be accessed on the Internet at: http://www.americanecology.com.

EXHIBIT A
AMERICAN ECOLOGY CORPORATION
2006 RESTRICTED STOCK PLAN

1.     Purpose. The purpose of the American Ecology Corporation 2006 Restricted Stock Plan is to advance the interests of American Ecology Corporation and its stockholders by providing a means to attract, retain, motivate and reward employees of the Company and its Subsidiaries upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2.     Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)  "Award" means a grant of Restricted Stock, subject to any restrictions and risk of forfeiture that may be set forth in an Award Agreement.

(b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

(c) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Eligible Employee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Employee or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person(s) or trust(s) entitled by will or the laws of descent and distribution to receive such benefits.

(d) "Board" means the Board of Directors of the Company.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(f) "Committee" means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act.

(g) "Common Stock" means common stock, $.01 par value per share, of the Company.

(h) "Company" means American Ecology Corporation, a corporation organized under the laws of Delaware, or any successor corporation.

(i) "Continuous Status as a Participant" means the absence of any interruption or termination of service as an Eligible Employee. Continuous Status as a Participant shall not be considered interrupted in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence for which Continuous Status is not considered interrupted in accordance with the Company's policies on such matters.

(j) "Eligible Employee" means an employee of the Company or a Subsidiary, including any director who is also an employee. Notwithstanding any provisions of this Plan to the contrary, the Company may make a commitment to grant an Award to an employee in connection with his or her hiring or retention prior to the date the employee first performs services for the Company or a Subsidiary; provided, however, that any such Award shall be granted only at or after the date the employee first performs such services.

(k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

(l)     "Fair Market Value" means, with respect to Restricted Stock or other property, the fair market value of such Restricted Stock or other property determined by such methods or procedures as shall be established from time to time by the Board. If the Company's Common Stock is listed on any established stock exchange or a national market system, unless otherwise determined by the Board in good faith, the Fair Market Value of Restricted Stock shall mean the closing price per share of the Company's Common Stock on the date in question (or, if the Common Stock was not traded on that day, the next preceding day that the Common stock was traded) on the principal exchange or market system on which the Company's Common Stock is traded, as such prices are officially quoted on such exchange.

(m) "Participant" means an Eligible Employee who has been granted an Award under the Plan.

(n) "Performance-Based Award" means a grant of Restricted Stock under the Plan, subject to performance-based restrictions intended to comply with the provisions of Section 162(m) of the Code.

(o) "Plan" means this American Ecology Corporation 2006 Restricted Stock Plan.

(p)     "Restricted Stock" means shares of Common Stock granted as an Award under the Plan, pursuant and subject to the terms and conditions of an Award Agreement.

(q)     "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(r) "Subsidiary" means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of equity interests in one of the other entities in the chain.

3.	Administration.

(a) Authority of the Board. The Plan shall be administered by the Board. The Committee shall receive any and all authority from the Board and make recommendations to the Board, which shall have final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)     to select Eligible Employees to whom Awards may be granted;

(ii)     to determine the number of Awards to be granted, the number of shares of Restricted Stock to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall recommend and the Board shall determine), and all other matters to be determined in connection with an Award;

(iii)     to determine whether, to what extent, and under what circumstances an Award may be settled in cash, shares of Restricted Stock or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(iv)     to prescribe the form of each Award Agreement, which need not be identical for each Eligible Employee;

(v)     to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Board may deem necessary or advisable to administer the Plan;

(vi)     to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder;

(vii)     to accelerate the vesting of all or any portion of any Award; and

(viii)     to make all other decisions and determinations as may be required under the terms of the Plan or as the Board may deem necessary or advisable for the administration of the Plan.

(b)     Manner of Exercise of Authority. The Board shall have sole discretion in exercising its authority under the Plan. Any action of the Board with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Eligible Employees, any person claiming any rights under the Plan from or through any Eligible Employee and stockholders of any of the foregoing. The Board may delegate to other members of the Board, the Committee or officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Board shall determine, to perform administrative functions with respect to the Plan.

(c)     Limitation of Liability. Each member of the Board or the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants or other professionals retained by the Company to assist in the administration of the Plan. No member of the Board or the Committee, and no officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4.	Shares of Common Stock Subject to the Plan.

(a)     Common Stock Subject to Plan. Subject to adjustment as provided in Section 4(b) hereof, the total number of shares of Common Stock reserved for issuance in connection with Awards of Restricted Stock under the Plan shall be 200,000. If any Awards are forfeited, canceled, terminated, exchanged or surrendered, or such Award is settled in cash or otherwise terminates without a distribution of shares of Restricted Stock to the Participant, or shares of Restricted Stock are withheld at the time of lapse of the risk of forfeiture to cover withholding taxes, any such shares of Restricted Stock counted against the total number of shares of Common Stock reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange, surrender or withholding, again be available for Awards under the Plan.

(b)     Adjustments in the Event of Stock Splits, etc. In the event that any dividend in Common Stock (other than ordinary cash dividends), recapitalization, Common Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall recommend and the Board shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, and (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards (taking into account any direct effect on the Participant's shares of Restricted Stock subject to the outstanding Award), in order to preserve, without enlarging, the rights of each affected Participant. In addition, the Board is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(c) Use of Treasury Shares, etc. Any shares of Restricted Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or treasury Common Stock including Common Stock acquired by purchase in the open market or in private transactions.

5.	Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may recommend and the Board may impose on any Award, at the date of grant or thereafter (subject to Section 7(d) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall recommend and the Board shall determine.

(b)    Terms and Conditions of Awards. The Board is authorized to grant Awards to Eligible Employees on the following terms and conditions:

(i)    Issuance and Restrictions. Shares of Restricted Stock subject to the Award may be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Board), in such installments or otherwise, as the Board may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, an Eligible Employee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote the shares of Restricted Stock and the right to receive dividends thereon. In case of any shares of Restricted Stock that are issued out of authorized but unissued shares (rather than treasury shares), the Participant's services prior to the grant of the Award, or services from the date the Award is authorized until the date the shares of Restricted Stock are issued, shall be deemed lawful consideration equal in value to the aggregate par value of such shares.

(ii)     Forfeiture. Except as otherwise determined by the Board, at the date of grant or thereafter, upon termination of service during the applicable restriction period, shares of Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided, however, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to the shares of Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock and any unpaid dividends.

(iii)     Certificates for Shares. Shares of Restricted Stock granted under the Plan shall be evidenced by certificates. Certificates representing the Restricted Stock shall be registered in the name of the Eligible Employee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company shall retain physical possession of the certificate until all restrictions have been lifted or requirements met.

(iv)     Dividends. Dividends paid on Common Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Board, in cash or in unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends. Common Stock distributed in connection with a Common Stock split or dividend in shares Common Stock, extraordinary cash dividends, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture (and mandatory deferral if necessary to result in tax deferral until the vesting date) to the same extent as the shares of Restricted Stock with respect to which such Common Stock, extraordinary cash dividends or other property has been distributed.

(v)     Performance-Based Awards. The Committee may recommend and the Board may grant Performance-Based Awards that are intended to qualify as performance-based for the purposes of Section 162(m) of the Code. The Board shall provide that shares of Restricted Stock issued to a Participant in connection with a Performance-Based Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Board shall determine, beginning on the date on which the Award is granted (the "Restricted Period"), and that the Restricted Period applicable to such Restricted Stock shall lapse (if at all) only if certain pre-established objectives are attained. Performance goals may be based on any of the following criteria: (i) earnings or earnings per share, (ii) return on equity, (iii) return on assets, (iv) revenues, (v) expenses, (vi) one or more operating ratios, (vii) stock price, (viii) stockholder return, (ix) market share, (x) charge-offs, (xi) credit quality, (xii) reductions in non-performing assets, (xiii) customer satisfaction measures and (xiv) the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions. The Board shall establish one or more objective performance goals for each such Performance-Based Award on the date of grant. The Board shall determine whether such performance goals are attained and such determination shall be final and conclusive. In the event that the performance goals are not met, the shares of Restricted Stock shall be forfeited and transferred to, and reacquired by, the Company at no cost to the Company.

6.	Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Board, be granted to Eligible Employees either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or any business entity to be acquired by the Company or a Subsidiary, or any other right of an Eligible Employee to receive payment from the Company or any Subsidiary. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

(b) Method of Award. After the Committee recommends and the Board determines that it will offer an Award, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of shares of Restricted Stock that the Participant shall be entitled to receive and the time within which the Participant must accept the offer. The offer shall be accepted by execution of an Award Agreement in the manner determined by the Committee or the Board.

(c) Non-transferability. Until restrictions on the Award (including the risk of forfeiture) lapse, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation in the event of death). A Participant's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Participant's creditors.

(d) Non-competition. The Board may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company during the Participant's employment or for a specified period of time after employment is terminated.

7.	General Provisions.

(a) Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of shares of Restricted Stock under any Award until completion of such stock exchange or market system listing or registration or qualification of such shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Restricted Stock in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any shares of Restricted Stock under federal, state or foreign law. The Restricted Stock issued under the Plan may be subject to such other restrictions on transfer as determined by the Board.

(b) No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any employee's employment at any time.

(c) Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted or any payment relating to an Award under the Plan, including from a distribution of Restricted Stock, or any payroll or other payment to an Eligible Employee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may recommend and the Board deem advisable to enable the Company and Eligible Employees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive shares of Restricted Stock or other property and to make cash payments in respect thereof in satisfaction of an Eligible Employee's tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding shares of Restricted Stock shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state, local and foreign law.

(d) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any of the Committee's previously granted authority, without the consent of stockholders of the Company, the Committee or Participants, except that any such amendment or alternation shall be subject to the approval of the Company's stockholders to the extent such stockholder approval is required under the rules of any stock exchange or automated quotation system on which the Common Shares may then be listed or quoted or under the terms of the Company's Certificate of Incorporation or Bylaws; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Board may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e) No Rights to Awards; No Stockholder Rights. No Eligible Employee or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees and employees. No Award shall confer on any Eligible Employee any of the rights of a stockholder of the Company unless and until shares of Restricted Stock are duly issued or transferred to the Eligible Employee in accordance with the terms of the Award.

(f) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

(g) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise.

(h) No Fractional Shares of Restricted Stock. Unless otherwise determined by the Board, no fractional shares of Restricted Stock shall be issued or delivered pursuant to the Plan or any Award. In lieu of issuing fractional shares, on the scheduled date of vesting of a fraction of an Award, the Company shall round the shares of Restricted Stock down to the nearest whole share and any such Restricted Stock which represents a fraction of an Award will remain unvested until the next subsequent vesting date.

(i) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Idaho, without giving effect to principles of conflict of laws thereof (but applying applicable provisions of the Delaware General Corporation Law).

(j) Effective Date; Plan Termination. The Plan shall become effective upon stockholder approval (the "Effective Date"). The authority to grant further Awards under the Plan shall terminate on the date which is ten (10) years after the Effective Date.

(k) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(l) Reservation of Common Stock. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

(m) Stockholder Approval. The Plan is subject to approval by the stockholders of the Company, pursuant to a vote meeting the applicable requirements of the Marketplace Rules of the Nasdaq National Market.

EXHIBIT B
AMERICAN ECOLOGY CORPORATION
AUDIT COMMITTEE CHARTER

Purpose
The Committee will provide assistance to the Board in fulfilling its oversight responsibility to the shareholders and others relating to the integrity of the Company's financial statements, the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, the Company's compliance with legal and regulatory requirements, and its ethics programs as established by management and the Board. The Committee shall also oversee the independent auditors' qualifications and independence. The Committee will evaluate the performance of the Company's independent auditors, including a review and evaluation of the engagement partner. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company.

Committee Membership
The Committee shall be appointed by the Board and shall comprise at least three directors. Each Committee member shall meet the requirements of the Nasdaq listing standards, and federal laws and regulations, with respect to audit committees, as they may become applicable from time to time. No member may receive compensation from the Company other than Board approved director's fees. All Committee members will be financially literate, and at least one member of the Committee will have accounting or related financial management expertise as determined by the Board and shall be deemed the Committee's "financial expert."

Committee Authority and Responsibilities
The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the full Board of Directors. The Board will designate a Chairman for the Committee and the Committee shall have such authority as determined and delegated by the Board. The Committee may delegate authority to subcommittees, or to the Chairman of the Committee when appropriate.

Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee provides oversight and sets the overall corporate standards for quality financial reporting, sound risk management, and ethical behavior, but it is the role of management to perform the day-to-day responsibilities associated with the preparation of the Company's financial statements and reports.

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The following shall be the principal recurring duties of the Committee in carrying out its oversight responsibilities. The Committee may perform such other duties and responsibilities as are consistent with its purpose and as the Board or the Committee deems appropriate.

1. Independent auditors. The Committee shall have the sole authority and responsibility to hire, evaluate and replace the independent auditors and, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors. The Committee shall discuss the auditors' independence from management and the Company, including whether the auditors' performance of permissible non-audit services is compatible with their independence. This process will include, at least annually, the Committee's review of the independent auditors' internal control and audit procedures, any material issues raised by the most recent financial review or audit and (to assess the auditors' independence) all relationships between the independent auditors and management. Annually, the Committee will review the qualifications and performance of the Company's current independent auditors and select the Company's independent auditors for the next year.

2. Audit services. The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including their respective responsibilities and the adequacy of staffing and compensation. The Committee shall approve in advance all audit engagement fees and the terms of all audit services to be provided by the independent auditors.

3. Permissible non-audit services. The auditors shall be engaged by the Committee for permissible non-audit services, as delineated by applicable securities laws and regulation.

4. Review of interim financial statements; earnings releases. The Committee shall review the interim financial statements, and the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 1O-Q. The Committee will review and question management regarding the Company's quarterly financial statements, earnings releases and Reports on Form 10-Q. The Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

5. Review of annual audited financial statements. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including (a) their judgment about the quality, of the Company's accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the clarity of the disclosures in the financial statements; and (c) the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, including critical accounting policies.

The Committee will also review with management and the independent auditors (a) major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles; (b) major issues regarding the adequacy of internal controls and steps taken in light of material deficiencies; and (c) the effects of alternative accounting methods and regulatory and accounting initiatives on the financial statements.

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The Committee will discuss the results of the annual audit and any difficulties the independent auditors encountered in the course of their audit work, including any restrictions on the scope of the auditors' activities or on access to requested information, and any significant disagreements with management. The Committee will also discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

Based on these reviews, the Committee will make a recommendation to the Board as to whether the audited financial statements are adequate for inclusion in the Company's Annual Report on Form 10-K.

6. Risk assessment and risk management. The Committee will review and discuss with management and the independent auditors the Company's policies with respect to risk assessment and risk management.

7. Internal controls; disclosure controls and procedures. The Committee will review and discuss with management and the independent auditors the Company's internal controls. The Committee will review and discuss the Company's disclosure controls and procedures, and the quarterly assessments of such controls and procedures by the Chief Executive Officer and Chief Financial Officer.

8. Complaint procedures. The Committee will establish and maintain procedures for handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

9. Compliance programs. The Committee will review and discuss with management and the independent auditors the adequacy and effectiveness of the Company's legal, regulatory and ethical compliance programs, including the Company's Code of Ethics for Executive and Financial Officers.

10. Report for inclusion in proxy statement. The Committee shall prepare the Audit Committee report that SEC rules require to be included in the Company's annual proxy statement.

11. Charter. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

12. Investigative authority. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Company shall budget funds that enable the Committee to directly engage Outside Advisors, as defined below.

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Outside Advisors
The Committee shall have the authority to retain such outside counsel, experts, investigators, and other advisors as it deems appropriate to assist the Committee in the performance of its functions. The Committee shall have the authority to set an annual budget for its use during the year regarding the discharge of its duties, subject to approval by the full Board of Directors. The Committee shall not engage or contact for review purposes outside accounting firms without the approval of the full Board of Directors.

Meetings
The Committee will meet as often as may be deemed necessary or appropriate in its judgment, but at least quarterly each year, and at such times and places as the Committee shall determine. The majority of the members of the Committee shall constitute a quorum. The Committee will meet separately, at least quarterly, with the independent auditors and management to discuss any matters that they wish to bring to the Board's attention.

The Committee shall report to the Board with respect to its meetings, including any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, and the performance and independence of the Company's independent auditors.

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ANNUAL MEETING OF STOCKHOLDERS OF

AMERICAN ECOLOGY CORPORATION

May 25, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓Please detach along perforated line and mail In the envelope provided.↓

▀
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

			FOR	AGAINST	ABSTAIN
1. Election of Directors		2. To ratify the selection of Moss Adams LLP as the Company's independent auditors for 2006.	☐	☐	☐
	NOMINEES:	3. To approve the new 2006 Restricted Stock Plan for employees.	☐	☐	☐
☐ FOR ALL NOMINEES	○ Roy C. Eliff
○ Edward F. Heil
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	○ Kenneth C. Leung	The undersigned acknowledge(s) receipt of the Notice of Annual Meeting and Proxy Statement and Annual Report, both dated March 31, 2006.
○ Richard Riazzi
○ Stephen A. Romano
☐ FOR ALL EXCEPT	○ Jimmy D. Ross
(see instructions below)	○ Richard T. Swope

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please not that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

▀
Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
▀

▀

AMERICAN ECOLOGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen A. Romano and Michael J. Gilberg as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of American Ecology Corporation held of record by the undersigned on March 31, 2006, at the Annual Meeting of Stockholders to be held at the The Chicago Club, 81 East Van Buren Street, Chicago, IL 60605, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

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